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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 27, 1997


                          KOLL REAL ESTATE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-17189                       02-0426634
          (Commission File Number) (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)               (Zip Code)


                                 (714) 833-3030
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On May 28, 1997, the Registrant issued a press release, a copy of which is attached hereto and is incorporated herein by reference.

       On May 27, 1997, a stipulation to dismiss certain litigation involving the Registrant's Bolsa Chica project was submitted to the San Diego Superior Court for approval, and the court held a hearing on certain other Bolsa Chica litigation. These events are described in the attached press release.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:

       Exhibit No.            Description
       ------------           -----------

       99.1              Press Release, issued May 28, 1997.




                                       2.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KOLL REAL ESTATE GROUP, INC.



Date:  May 28, 1997                By  /s/ Raymond J. Pacini
                                      ------------------------------
                                      Raymond J. Pacini
                                      Executive Vice President and
                                      Chief Financial Officer


                                       3.